                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       OF
                           T.L.B. LIMITED PARTNERSHIP


     THIS ASSIGNMENT OF PARTNERSHIP INTEREST OF T.L.B. LIMITED PARTNERSHIP is executed this 28th day of December, 1994, by LARTNEC INVESTMENT CO., an Iowa corporation, of 611 Fifth Avenue, Des Moines, Iowa 50309 ("LICO") to CENTRAL PROPERTIES, INC., an Iowa corporation, of 6000 Westown Parkway, Suite 200W, West Des Moines, Iowa 50266-7711 ("CPI").

                              W I T N E S S E T H:

     WHEREAS, LICO has been a general partner in T.L.B. Limited Partnership, an Oklahoma limited partnership ("TLB"), under Amended and Restated Articles of Limited Partnership of T.L.B. Limited Partnership between F. Barry Tapp ("Tapp") holding a twenty-five and eight hundred thirty-five thousandths percent (25.835%) general partnership interest and LICO holding a sixty-nine and one hundred sixty-five thousandths percent (69.165%) general partnership interest, and Michael H. Taylor ("Taylor") holding a five percent (5%) limited partnership interest and as amended by three (3) Assignments of Partnership Interest dated effective October 1, 1988, assigning Tapp and Taylor's partnership interests and nineteen and one hundred sixty-five thousands percent (19.165%) of LICO's interest to Central Life Assurance Company ("CLAC") resulting in LICO's fifty percent (50%) general partnership interest and CLAC's forty-five percent (45%) general partnership and five percent (5%) limited partnership interest (the "Partnership Agreement");

     WHEREAS, LICO desires to transfer ninety-nine and ninety-eight hundredths percent (99.98%) of LICO's fifty percent (50%) interest in TLB, which interest is equal to forty-nine and ninety-nine hundredths percent (49.99%) general partnership interest in TLB, to its wholly owned subsidiary, CPI pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONTRIBUTION OF INTEREST. LICO hereby contributes all of LICO's right, title and interest to ninety-nine and ninety-eight hundredths percent (99.98%) of its fifty percent (50%) general partnership interest in TLB to CPI pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     2. FULL FORCE AND EFFECT. LICO hereby covenants, warrants and represents that its general partnership interest is in full force and effect and that LICO has performed all of LICO's obligations under the Partnership Agreement.

     3. ACCEPTANCE. CPI hereby accepts the foregoing assignment of right, title and interest and hereby assumes and agrees to be bound by and to fulfill all of the terms, covenants and conditions under the Partnership Agreement as of the date of this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

LARTNEC INVESTMENT CO.,                 CENTRAL PROPERTIES, INC.,
an Iowa corporation                     an Iowa corporation

By:  /s/ Diane M. Davidson              By:  /s/ William C. Knapp II
     ---------------------                   -----------------------
     Diane M. Davidson                       William C. Knapp II
     Assistant Secretary                     President
                                                                              2

                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       OF
                           T.L.B. LIMITED PARTNERSHIP


     THIS ASSIGNMENT OF PARTNERSHIP INTEREST OF T.L.B. LIMITED PARTNERSHIP is executed this 30th day of December, 1995, by AMERICAN MUTUAL LIFE INSURANCE COMPANY F/K/A CENTRAL LIFE ASSURANCE COMPANY, an Iowa corporation, of 611 Fifth Avenue, Des Moines, Iowa 50309 ("AML") to AMERUS PROPERTIES, INC., F/K/A CENTRAL PROPERTIES, INC., an Iowa corporation, of 4949 Westown Parkway, Suite 245, West Des Moines, Iowa 50266-1066 ("API").

                              W I T N E S S E T H:

     WHEREAS, AML has been a general partner in T.L.B. Limited Partnership, an Oklahoma limited partnership ("TLB"), under Amended and Restated Articles of Limited Partnership of T.L.B. Limited Partnership between F. Barry Tapp ("Tapp") holding a twenty-five and eight hundred thirty-five thousandths percent (25.835%) general partnership interest and Lartnec Investment Co. ("LICO") holding a sixty-nine and one hundred sixty-five thousandths percent (69.165%) general partnership interest, and Michael H. Taylor ("Taylor") holding a five percent (5%) limited partnership interest, as amended by three (3) Assignments of Partnership Interest dated effective October 1, 1988, assigning Tapp and Taylor's partnership interests and nineteen and one hundred sixty-five thousands percent (19.165%) of LICO's interest to AML, as amended by an Assignment of Partnership Interest dated as of December 28, 1994 assigning a portion of LICO's general partnership interest in the amount of forty-nine and ninety-nine hundredths percent (49.99%) to API and as amended by an Assignment of Partnership Interest dated as of December 29, 1995 assigning LICO's one hundredths percent (.01%) general partnership to API resulting in API's fifty percent (50%) general partnership interest, and AML's forty-five percent (45%) general partnership and five percent (5%) limited partnership interest (the "Partnership Agreement");

     WHEREAS, AML desires to transfer one hundred percent (100%) of AML's forty-five percent (45%) interest in TLB, which interest is equal to a forty-five percent (45%) general partnership interest in TLB, and a portion of AML's five (5%) limited partnership interest in TLB, which interest is equal to four and ninety-five hundredths percent (4.95%) limited partnership interest in TLB to its wholly owned subsidiary, API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONTRIBUTION OF INTEREST. AML hereby contributes all of AML's right, title and interest to one hundred percent (100%) of its forty-five percent (45%) general partnership interest in TLB and a portion of AML's five percent (5%) limited partnership interest in TLB, which interest is equal to four and ninety-five hundredths percent (4.95%) limited partnership interest in TLB to API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

     2. FULL FORCE AND EFFECT. AML hereby covenants, warrants and represents that its general partnership interest and its limited partnership interest is in full force and effect and that AML has performed all of AML's obligations under the Partnership Agreement.

     3. ACCEPTANCE. API hereby accepts the foregoing assignment of right, title and interest and hereby assumes and agrees to be bound by and to fulfill all of the terms, covenants and conditions under the Partnership Agreement as of the date of this Agreement.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

AMERICAN MUTUAL LIFE INSURANCE,         AMERUS PROPERTIES, INC.,
COMPANY, an Iowa corporation            an Iowa corporation


By:  /s/ Diane Davidson                 By:  /s/ William C. Knapp II
     ---------------------                   -----------------------
     Diane M. Davidson                       William C. Knapp II
     Assistant Secretary                     President

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